UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 26, 2025
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ICHOR HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)
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Cayman Islands	001-37961	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3185 Laurelview Ct. Fremont, California	94538
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (510) 897-5200
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001	ICHR	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§ 240.12b‑2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
Credit Agreement
On September 26, 2025, Icicle Acquisition Holding B.V., as holdings, entered into an Amended and Restated Credit Agreement (the “Credit Agreement”) with, Ichor Systems, Inc., Ichor Holdings, LLC, IMG Companies, LLC, IMG INTA, LLC, IMG Larkin, LLC, IMG, LLC, Applied Fusion, LLC, IMG Altair, LLC (together with the previously listed entities, as “Borrowers”), the other loan parties party thereto, Bank of America, N.A., as administrative agent, swing line lender, and L/C issuer, and the financial institutions party thereto, as lenders, which replaced in its entirety the existing credit agreement dated as of October 29, 2021. The Credit Agreement governs the credit facilities, which include a $125.0 million term loan and a revolving credit facility allowing for borrowings up to $100 million. The Credit Agreement raises the Borrowers’ overall borrowing rate by increasing the applicable rate, offset by decreasing the revolving facility commitment fee and removing the Secured Overnight Financing Rate Adjustment. Additionally, the maturity date is extended to September 26, 2030, and the maximum permitted leverage ratio is decreased to 3.25x from 3.5x. Quarterly term loan payments of approximately $1.6 million commence on December 31, 2025 and the amount of such quarterly term loan payments will increase to approximately $2.3 million commencing on September 30, 2028, and approximately $3.1 million commencing on September 30, 2029, respectively.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
10.1
Amended and Restated Credit Agreement, dated as of September 26, 2025, by and among Icicle Acquisition Holding B.V, Ichor Systems, Inc., Ichor Holdings, LLC, IMG Companies, LLC, IMG Inta, LLC, IMG Larkin, LLC, IMG, LLC, Applied Fusion, LLC, and IMG Altair, LLC as borrowers, Bank of America, N.A., as administrative agent, and the financial institutions party thereto, as lenders.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICHOR HOLDINGS, LTD.

Date: September 30, 2025	/s/ Greg Swyt
Greg Swyt
Chief Financial Officer